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                                                                   EXHIBIT 10.25
                                                CONFIDENTIAL TREATMENT REQUESTED

                             FIRST AMENDMENT TO THE
                           SOFTWARE LICENSE AGREEMENT
                                    BETWEEN
                               UNISYS CORPORATION
                                      AND
                        PHOENIX INTERNATIONAL LTD, INC.


         This First Amendment to the Software License Agreement (this "Agreement") is entered into as of this 27th day of December, 1996 (the "Effective Date") by and between Unisys Corporation ("Unisys"), with offices at 7000 West Palmetto Park Road, Suite 201, Boca Raton, Florida 33433; and Phoenix International Ltd, Inc. ("Phoenix"), with offices at 900 Winderley Place, Suite 140, Maitland, Florida 32751.


                                WITNESSETH THAT:


         WHEREAS, Phoenix and Unisys entered into that certain Software License Agreement earlier in 1996 (the "Original Agreement"; the Original Agreement as amended by this Amendment is referred to as the "Agreement"); and

         WHEREAS, the parties wish to make certain changes to the Original Agreement by this Amendment;


         NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto, intending to be legally bound by the provisions hereof, hereby agree as follows:


I. Section 2.1(2) shall be replaced in its entirety with the following, so as to stipulate the license fee to be paid by each End User that is provided with Source Code for the Package, and to enumerate the restrictions applicable to such End User's use of the Source Code:

                 Grant End Users sublicenses to the Package and Documentation pursuant to License Agreements. To the extent so provided in the applicable License Agreements, such sublicenses may extend after termination of this Agreement, notwithstanding the limited term of this Agreement. License Agreements may include a license for, or an option to license, Source Code obtainable or exercisable upon payment of a Source Code license fee in an


First Amendment to Software License Agreement between Unisys Corporation and Phoenix International Ltd., Inc.

                                            XXX-CONFIDENTIAL TREATMENT REQUESTED

                 amount XXXXXXXXXXXXXXXXXXXXXXXX (or, if the price or other terms for the Source Code license prove to XXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX as the parties may mutually agree on a case-by-case basis). Each Source Code license must contain restrictions on use and disclosure, provisions for ownership and protection of intellectual property rights, and provisions for term and termination before such Source Code license is granted or exercised. The Source Code license fee shall be shared by the parties as provided in Part I of Addendum B. Except as provided pursuant to such a Source Code option or license, the End User shall not be permitted to receive access to or delivery of Source Code for the Package.


II. Section 3.3 shall be replaced in its entirety with the following, so as to amend the minimum sublicensing criteria that Unisys must satisfy in order to maintain exclusivity otherwise provided in Section 3.1 hereof:

         3.3 The exclusivity described in Section 3.1 applicable in the Territory shall continue until December 31, 1998 and thereafter shall automatically renew for additional periods of one (1) year each so long as the term of this Agreement continues and Unisys sublicenses XXXXXXXXXXXX:

                    XXXXXXXXXXXXXX by December 31, 1998
                    XXXXXXXXXXXXXX by December 31, 1999

                 The minimum number of copies of the Package required to be sublicensed in order for Unisys to maintain exclusivity in renewal years extending on or after January 1, 2000 shall be determined in accordance with Section 5.2 hereof.

                 For purposes of this paragraph, a "sublicense" means the execution by the End User of a License Agreement for the Package that provides for payment to Unisys of license fees in accordance with Section 6.2 hereof sufficient to meet the per copy and branch minimum royalty requirements established for the Package as set forth in Addendum B hereto.

                 Sublicenses granted to Off-Shore Banks or any other End User that does not agree to pay license and branch fees sufficient for Phoenix to receive at least the minimum royalties set forth in Addendum B hereto shall not be counted as sublicenses of a copy of the Package for purposes of the exclusivity criteria set forth in this paragraph, unless otherwise agreed by





First Amendment to Software License Agreement between Unisys Corporation and Phoenix International Ltd., Inc.

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                                            XXX-CONFIDENTIAL TREATMENT REQUESTED

                 Phoenix in writing in advance.

                 If the Territory is hereafter expanded, the provisions under which Unisys may obtain and maintain exclusivity (if applicable) in additional areas shall be as agreed to by the parties in the amendment providing for such expansion.


III. Section 4.2 shall be replaced in its entirety with the following, so as to modify the conditions under which Unisys may market software products which may be competitive with the Package:

         4.2 Notwithstanding Section 4.1 hereof, the parties agree that Unisys may market the SFB Product (or other software product which may be competitive with the Package, with the concurrence of Phoenix, such concurrence not to be withheld absent compelling competitive reasons) under the following circumstances:

                          (1) The customer requires a mainframe-based application; or

                          (2) The customer is a current user of the SFB Product (i.e., licensed to use the SFB Product on the Effective Date) and desires to continue to use and license the SFB Product (including, for purposes of this Section 4.2(2) only, versions of the SFB Product operating in a UNIX environment); or

                          (3) The customer indicates that the Package is priced outside of the upper limits of the customer's budgetary envelope (which the SFB Product or another competitive software product would otherwise satisfy); or

                          (4) The parties hereto mutually determine that the Package cannot support the number of branches requested by the End User (and for such purpose, it is mutually acknowledged that a single implementation of the Package would not support more than XX branches, although the parties hereto may hereafter determine that a greater or lesser number should apply in view of practical experience and plans, including Changes made or proposed from time to time); or





First Amendment to Software License Agreement between Unisys Corporation and Phoenix International Ltd., Inc.

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                                            XXX-CONFIDENTIAL TREATMENT REQUESTED

                          (5) The customer is one of XXXXXXXX prospective customers of Unisys for which Unisys has already provided significant marketing effort, as identified on a list to be provided to Phoenix by March 22, 1996.

                 In no event, however, without Phoenix's prior written consent,
                 (a) may the Package or Documentation be provided to an End User to be used concurrently with a competitive software product, including the SFB Product, unless the package is being used concurrently with a competitive software product on a temporary basis while the Package is being implemented as a replacement for such competitive software product or (b) may the Package or Documentation be merged or integrated, in whole or in part, with any competitive software product, including the SFB Product or related SFB documentation.

IV. Sections 5.1 and 5.2 shall be replaced in their entirety with the following, so as to modify the expiration date of the initial term and change the minimum sublicensing criteria that Unisys must satisfy in order to maintain exclusivity otherwise provided in Section 3.1 hereof:

         5.1 The initial term of this Agreement shall commence on the Effective Date and shall continue for an initial period ending on December 31, 2000.

         5.2 Beginning six (6) months before expiration of the initial term and each applicable renewal term (which, unless otherwise agreed, shall be for terms of three (3) years each), the parties agree to commence discussion and negotiation of the minimum number of sublicenses of the Package that have to be generated during each year of the ensuing renewal term in order for Unisys to maintain exclusivity (it being agreed that Phoenix will not require such number to be greater than XXXXXXXX per year), the minimum license fees set for each sublicense, and other terms applicable for renewal of this Agreement. Unless otherwise agreed, exclusivity criteria shall be applied on a cumulative basis within each renewal term, and Unisys shall receive credit in any renewal term for exceeding the exclusivity criteria in any prior term. Subject to agreement on such additional terms, and provided that each party is otherwise in compliance with the terms of this Agreement and that Unisys has continuously satisfied the criteria necessary to maintain exclusivity otherwise provided in Section 3.1 hereof, this Agreement shall automatically renew for a further period of three (3) years upon expiration of the initial term and each renewal term.





First Amendment to Software License Agreement between Unisys Corporation and Phoenix International Ltd., Inc.

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                                            XXX-CONFIDENTIAL TREATMENT REQUESTED

V. Section 6.1 shall be replaced in its entirety with the following, so as to modify the amount, terms of payment, and credit terms for the initial royalties applicable for the Package and Documentation and certain other deliverables:

         1. For delivery of a copy of the Package and Documentation in its then-existing form (Delivery #1) to Unisys upon execution of the Agreement, and in consideration of the license granted to Unisys in Section 2.1 with respect thereto, Unisys agrees to pay Phoenix an initial royalty for the Package and Documentation, in its existing form, XXXXXXXXXXXXXX, which the parties acknowledge has been paid in full.

         2. For delivery of Unisys Release 1.3.7 of the Package (Delivery #2), scheduled to occur within fifteen (15) days after execution of this Amendment, and in consideration of the license granted to Unisys in Section 2.1 with respect thereto, Unisys agrees to pay Phoenix the sum of XXXXXXXXXX.

         3. For delivery of Unisys Release 2.0 of the Package, (Delivery #3), scheduled to occur by March 15, 1997, and in consideration of the license granted to Unisys in Section 2.1 with respect thereto, Unisys agrees to pay Phoenix the sum of XXXXXX.

         Payment of the foregoing amounts shall be made as follows:

                                  Amount           Payment Date
                                  ------           ------------
Delivery 2                        XXXXXXX          XXXXXXXXXXXXXXXXXXXXX
                                  XXXXXXX          XXXXXXXXXXXXXXXXXXXXX
                                  XXXXXXX          XXXXXXXXXXXXXXXXXXXXX
                                  XXXXXXX          XXXXXXXXXXXXXXXXXXXXX
                                  XXXXXXX          XXXXXXXXXXXXXXXXXXXXX
                                  XXXXXXX          XXXXXXXXXXXXXXXXXXXXX
                                  XXXXXXX          XXXXXXXXXXXXXXXXXXXXX
                                  XXXXXXX          XXXXXXXXXXXXXXXXXXXXX
                                  XXXXXXX          XXXXXXXXXXXXXXXXXXXXX
                                  XXXXXXX          XXXXXXXXXXXXXXXXXXXXX
Delivery 3                        XXXXXXX          XXXXXXXXXXXXXXXXXXXXX
                                  XXXXXXX          XXXXXXXXXXXXXXXXXXXXX
                                  XXXXXXX          XXXXXXXXXXXXXXXXXXXXX
                                  XXXXXXX          XXXXXXXXXXXXXXXXXXXXX
                                  XXXXXXX          XXXXXXXXXXXXXXXXXXXXX





First Amendment to Software License Agreement between Unisys Corporation and Phoenix International Ltd., Inc.

                                       5
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                                            XXX-CONFIDENTIAL TREATMENT REQUESTED

         Upon delivery of each Delivery (#1 - #3), the corresponding payment shall be fully earned, unconditionally payable on the schedule provided above and nonrefundable; each Delivery (#1 - #3) is distinct and executable without the necessity of subsequent Deliveries.

         Such initial royalties, to the extent paid, shall be applied on XXXXXXXXXXXXX basis as a credit for additional royalties payable under
         Section 6.2 hereof, up to a limit of XXXXXXXX per sublicense, but may not be applied to implementation, customization, or other service charges.

         To the extent royalties are actually paid by Unisys under Section 6.2 hereof (and not merely credited under Section 6.2 as provided in the immediately preceding paragraph of this Section 6.1), then to the extent of any outstanding balance of initial royalties payable under this Section 6.1, the royalties paid under Section 6.2 shall be applied on a XXXXXXXXXXXXXX basis as a credit against the outstanding balance of initial royalties payable under this Section 6.1, up to a limit of XXXXXXXX per sublicense, XXXXXXXXXXXXXXXXXXXXXXXXXX.


VI. New paragraphs 8.6 and 8.7 shall be added to the Agreement, to clarify Phoenix's obligation to maintain the competitive position of the Package, as follows:

         8.6 No later than XXXXXXXXXXXXXXXXX, Phoenix shall demonstrate, to the reasonable satisfaction of Unisys, that Changes have been made to the Package such that it will be capable to support an installation of at least XXXXXXXXXXXXXXXXXXXXXXX with satisfactory performance, including such parameters as product stability, response time, daily reconciliation, etc. If Phoenix fails to achieve this objective by XXXXXXXXXXXXXXXXX, Unisys shall be entitled to pay XXX XXXXXXXXXXXXXXX otherwise payable to Phoenix in XXXX, up to an amount which does not exceed the initial royalties paid under Section 6.1 offset by any royalties paid to Phoenix under Section 6.2 as of XXXXXXXXXXXXXXXXX, into an escrow account until Phoenix meets the objective, at which time the balance will be paid to Phoenix; provided, however, that if the objective is not met by XXXXXXXXXXXXXXXXX, Unisys shall be entitled to retain the proceeds of the escrow account without further obligation to Phoenix hereunder.

         8.7 No later than XXXXXXXXXXXXXXXXX, Phoenix shall demonstrate, to the reasonable satisfaction of Unisys, that Changes have been made to





First Amendment to Software License Agreement between Unisys Corporation and Phoenix International Ltd., Inc.

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                                            XXX-CONFIDENTIAL TREATMENT REQUESTED

                 the Package such that it will be capable to support an installation of at least XXXXXXXXXXXXXXXXXX with satisfactory performance, including such parameters as product stability, response time, daily reconciliation, etc. If Phoenix fails to achieve this objective by XXXXXXXXXXXXXXXXX, there will be a revision of Part I of Addendum B hereof, such that the Gross Proceeds from license and branch fees on all License Agreements entered into after XXXXXXX XXXX shall be paid XXXXXXXXXX.


VII.     Section 20.3 shall be replaced in its entirety with the following:

         20.3 Each individual who Unisys permits to receive access to the Source Code shall be prohibited from simultaneously participating in any design, development or programming activities relating to any software product or programming that is competitive with the Package, with the sole exceptions of (1) the SFB Product (to the extent allowed under Section
                 4.2 hereof), (2) such other software product or programming as Phoenix may approve under Section 4.2 hereof, and (3) such other product or programming as Phoenix may approve in the future after receiving the notice required by Section 4.1 hereof.


VIII. The third and fourth paragraphs of Part I of Addendum B shall be replaced with the following:

         XXXXXXXXXXXXXXXXXXXXXXXXX from license and branch fees on all other License Agreements.

         XXXXXXXXXXXXXXXXXXXXXXXXX from the Source Code license fees paid by End-Users prior to XXXXXXXXXXXXXX, and XXXXXXXXXXXXXXXXXXXX from the Source Code license fees paid by End-Users after XXXXXXXXXXXXXX.

VI. The second, third and fourth paragraphs of Part II of Addendum B shall be replaced in their entirety with the following:

         XXXXXXXXXXXXXXXXXX from support and/or maintenance fees paid by all End Users in connection with each sublicense of the Package -- for all payments due or received from any or all End Users (regardless of when the sublicense is executed) until 1 year after the First Conversion Date. (For such purpose,





First Amendment to Software License Agreement between Unisys Corporation and Phoenix International Ltd., Inc.

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                                            XXX-CONFIDENTIAL TREATMENT REQUESTED

         the "First Conversion Date" shall mean the date on which Conversion and implementation have been completed for the first End User sublicensed by Unisys.)

         XXXXXXXXXXXXXXXXXXXXXX from support and/or maintenance fees paid by all End Users in connection with each sublicense of the Package -- for all payments due or received for all payments due or received from any or all End Users (regardless of when the sublicense is executed) between 1 year and 2 years after the First Conversion Date.

         XXXXXXXXXXXXXXXXXXXXX from support and/or maintenance fees paid by all End User in connection with each sublicense of the Package -- for all payments due or received for all payments due or received from any or all End Users (regardless of when the sublicense is executed) after 2 years after the First Conversion Date.


IX. Parts II and III of Addendum E shall be replaced in their entirety with the new Parts II and III of Addendum E attached to this Amendment, so as to delete the list of Pre-Qualified End Users and revise the list of Hold-Out Accounts.


X. Capitalized terms used herein and not otherwise defined shall have the meaning provided in the Original Agreement. Except as expressly provided otherwise in this Amendment, the provisions of the Original Agreement shall remain in full force and effect.





First Amendment to Software License Agreement between Unisys Corporation and Phoenix International Ltd., Inc.

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IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto, as of the date shown above.


Phoenix International Ltd, Inc.            Unisys Corporation


By: /s/ Bahram Yusefzadeh                  By:     /s/ Jack A Blaine
    -------------------------------             -------------------------------

Bahram Yusefzadeh                          Jack A. Blaine
-----------------------------------        ------------------------------------
           (Printed Name)                               (Printed Name)

Title:  Chairman & CEO                     Title:  President
        ---------------------------                ----------------------------


Date:  12-27-96                            Date:  12-27-96
       ----------------------------               -----------------------------





First Amendment to Software License Agreement between Unisys Corporation and Phoenix International Ltd., Inc.

                                       9
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                      Parts II and III of Addendum E (New)

Part II:  Pre-Qualified End Users

                 Deleted.





First Amendment to Software License Agreement between Unisys Corporation and Phoenix International Ltd., Inc.

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                                            XXX-CONFIDENTIAL TREATMENT REQUESTED

                          Part III.  Hold-Out Accounts



         Existing End Users:

                 XXXXXXXXXXXXXXXXXXX


                 XXXXXXXXXXXXXXXXXXX


                 XXXXXXXXXXXXXXXXXXX





First Amendment to Software License Agreement between Unisys Corporation and Phoenix International Ltd., Inc.

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